                                                                      Exhibit 23



                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the following Registration Statements of McCormick & Company, Incorporated and subsidiaries and in the related Prospectuses (if applicable) of our report dated April 27, 2001, with respect to the financial statements and supplemental schedule of the McCormick Profit Sharing Plan for the year ended November 30, 2000 included under Item 14., EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K in this Form 10-K/A, No.1.


           Form                                 Registration Number               Date Filed
           ------------------------ --------------------------------------------- ----------------------
           S-8                                      333-57590                       03/26/01
           S-3/A                                    333-46490                       1/23/01
           S-8                                      333-93231                       12/21/99
           S-8                                      333-74963                       3/24/99
           S-3                                      333-47611                       3/9/98
           S-8                                      33-23727                        3/21/97
           S-8                                      33-58197                        3/23/95
           S-3                                      33-66614                        7/27/93
           S-3                                      33-40920                        5/29/91 **
           S-8                                      33-33724                        3/02/90
           S-3                                      33-32712                        12/21/89
           S-3                                      33-24660                        3/16/89
           S-8                                      33-24658                        9/15/88
           S-3                                      33-24659                        9/15/88


** Includes amendment filed 6/18/91.

                                                     /s/  Ernst & Young LLP

Baltimore, Maryland
May 25, 2001